EXHIBIT 99.1


                       Financial Contact: Kathleen Hyle
                                          Senior Vice President and
                                          Chief Financial Officer
                                          954-320-6267
                                          ancinvestorrelations@ancrental.com

For Immediate Release     Media Contact: Cheryl Budd
---------------------                    Senior Vice President
                                         Corporate Communications
                                         954-320-4025
                                         buddc@ancrental.com


           ANC RENTAL CORPORATION REPORTS MEETING REVISED EXPECTATIONS

     Fort Lauderdale, Florida (January 31, 2001) - ANC Rental Corporation (Nasdaq: ANCX) today announced a net loss for the fourth quarter 2000 of $44.0 million or $.98 per diluted share, slightly better than revised expectations, on revenue of $805.1 million. This compares to a net loss of $95.5 million or $2.12 per diluted share on revenue of $835.3 million for 1999. The fourth quarter 1999 results include a non-recurring restructuring charge of $40.5 million. Excluding the effects of the 1999 fourth quarter restructuring charge, the 2000 net loss reflects an improvement of 32.0% over the comparable period in the prior year. The operating loss for the fourth quarter of 2000 was $50.0 million or a 40.0% improvement from the $82.8 operating loss for the fourth quarter of 1999, before restructuring. Fourth quarter results were unfavorably impacted by weaker North American airport revenue per day and higher fleet inventories.

     Commenting on ANC Rental Corporation's fourth quarter performance, Chairman and Chief Executive Officer Michael S. Egan said, "We are disappointed with our fourth quarter results. We are operating in a difficult pricing environment in the North American airport markets. In order to improve our future operating performance, we are taking advantage of opportunities to increase revenue per day and we are accelerating our plans to reduce costs."

     For the twelve months ended December 31, 2000 the Company announced a net loss of $2.0 million or $.04 per diluted share, on revenue of $3,532.0 million as compared to a net loss of $71.0 million or $1.57 per diluted share on revenue of $3,542.3 million for the comparable period in 1999. Excluding effects of the restructuring charge taken in the fourth quarter of 1999, the 2000 net results reflect an improvement of 95.0%. Operating income before transition costs, for the year 2000 was $60.5 million, a $96.3 million improvement over the $35.8 million operating loss, before restructuring in 1999.

     Looking ahead for the first quarter, the Company expects year-over-year improvement in operating income on a flat revenue base. The net loss for the first quarter, however, will be more than the same period last year due to increased interest expense. This is a result of a change in the Company's financing structure at the time of the June 30, 2000 separation from its former parent.

     For 2001, the Company remains comfortable with current analysts' estimates of $.42 to $.50 per fully diluted share. Consolidated revenue per day for the full year is expected to be flat to up 1% over 2000 levels and volume is expected to grow 4% to 5%. Given the current competitive pricing environment, revenue per day growth in 2001 is more likely to occur in the second half of the year.

     The Company's earnings estimate contemplates the conversion of its current $200 million interim financing into a six-year term loan, pursuant to the terms previously described. In addition, the estimates assume the Company can obtain additional financing needed to meet its peak borrowing requirements in its second and third quarters. The Company is currently evaluating a variety of methods to raise the necessary liquidity from its current portfolio of owned assets. The Company believes these efforts will yield adequate capital to meet its business needs.

     ANC Rental Corporation, headquartered in Fort Lauderdale, is one of the world's largest car rental companies with annual revenue of approximately $3.5 billion in 2000. ANC Rental Corporation, the parent company of Alamo and National, has more than 3,000 locations in 69 countries and employs approximately 22,000 associates worldwide.

     Certain  statements  and  information  included in this press  release constitute  "forward-looking  statements" within the meaning of the Federal
Private  Securities  Litigation  Reform Act of 1995.  Such  forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual  results,  performance  or  achievements  of the
Company to be materially different from any future results,  performance or achievements  expressed  or  implied  in such  forward-looking  statements.
Additional  discussion  of factors  that could cause the actual  results to differ materially from management's  projection,  forecasts,  estimates and expectations is contained in the Company's  Registration  Statement on Form
10 and other SEC filings.
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                                                                                 ANC Rental Corporation
                                                                      Consolidated Statements of Income (Unaudited)
                                                                ($ in millions except per share and statistical amounts)

                                                                    Three Months                      As % of Total Revenue
                                                                 Ended December 31,
                                                        -------------------------------------         ----------------------
                                                              2000               1999                   2000        1999
                                                        -----------------  ------------------         ----------  ----------

Revenue:
   Alamo                                                $      311.4     $          316.3                 38.7%       37.9%
   National                                                    345.2                352.5                 42.9        42.2
                                                        -----------------  ------------------         ----------  ----------
                                                        -----------------  ------------------                     ----------
North America                                                  656.6                668.8                 81.6        80.1
Alamo Local Market                                              67.5                 74.5                  8.4         8.9
International                                                   81.0                 92.0                 10.0        11.0
                                                        -----------------  ------------------         ----------  ----------
Total Revenue:                                                 805.1                835.3                100.0       100.0
Operating expenses                                             682.4                701.7                 84.8        84.0
                                                        -----------------  ------------------         ----------  ----------
Gross margin                                                   122.7                133.6                 15.2        16.0
SG & A                                                         170.2                213.9                 21.1        25.6
Amortization of intangibles                                      2.5                  2.5                  0.3         0.3
                                                        -----------------  ------------------         ----------  ----------
Operating loss before restructuring costs                     (50.0)               (82.8)                 (6.2)       (9.9)
Restructuring costs                                                -                 40.5                  -           4.8
                                                        -----------------  ------------------         ----------  ----------
Operating loss                                                (50.0)              (123.3)                 (6.2)      (14.7)
Interest expense, net                                         (16.8)                (3.2)                 (2.1)       (0.4)
Other income / (expense)                                       (0.2)                    -                  -           -
                                                        -----------------  ------------------         ----------  ----------
Net loss before income taxes                                  (67.0)              (126.5)                 (8.3)      (15.1)
Income tax benefit                                            (23.0)               (32.6)                 (2.8)       (3.9)
                                                        -----------------  ------------------         ----------  ----------
Net loss before extraordinary charges                           (44.0)              (93.9)                (5.5)      (11.2)
                                                        -----------------  ------------------                     ----------
                                                                                                      ----------
Extraordinary charges, net of tax                                  -                (1.6)                  -          (0.2)
                                                        -----------------  ------------------         ----------  ----------
Net loss                                                $       (44.0)     $        (95.5)                (5.5)%     (11.4)%
                                                        =================  ==================         ==========  ==========
Loss per share:
         Basic and diluted                              $        (.98)     $        (2.12)
Weighted average shares:
         Basic and diluted                                      45.2                 45.1

                                                            Three months ended December 31,
                                                         --------------------------------------
    Key Operating Statistics                                    2000               1999                   % Change
  ------------------------------------------------------ --------------------------------------          ------------
    Revenue per day                                         $       34.73     $        36.09                 -3.8%
    Revenue per day, net of foreign exchange                        35.20              36.09                 -2.6%
      translation
    Charge days                                                     22.8               22.8                   0.4%
    Utilization                                                     76.6%              76.4%                  0.2%

    Other Data
  ------------------------------------------------------
    Vehicle net depreciation, interest and other         $         336.6       $      329.4                   2.2%
    Non-vehicle depreciation and amortization                       32.0               29.4                   8.8%
    Capital expenditures                                            10.8               42.4                 -74.5%
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                                                                                 ANC Rental Corporation
                                                                      Consolidated Statements of Income (Unaudited)
                                                                ($ in millions except per share and statistical amounts)

                                                                   Twelve Months                             As % of
                                                                 Ended December 31,                       Total Revenue

                                                        -------------------------------------         ----------------------
                                                              2000               1999                   2000        1999
                                                        -----------------  ------------------         ----------  ----------

Revenue:
    Alamo                                               $     1,416.1      $     1,383.3                  40.1%       39.1%
    National                                                  1,492.3             1,505.9                 42.2        42.5
                                                        -----------------  ------------------         ----------  ----------
                                                        -----------------                             ----------  ----------
North America                                                 2,908.4             2,889.2                 82.3        81.6
Alamo Local Market                                              274.6               282.7                  7.8         8.0
International                                                   349.0               370.4                  9.9        10.4
                                                        -----------------  ------------------         ----------  ----------
Total Revenue                                                 3,532.0             3,542.3                100.0       100.0
Operating expenses                                            2,755.5             2,775.4                 78.0        78.3
                                                        -----------------  ------------------         ----------  ----------
Gross margin                                                    776.5               766.9                 22.0        21.7
SG & A                                                          706.0               792.8                 20.0        22.4
Amortization of intangibles                                      10.0                 9.9                  0.3         0.3
                                                        -----------------  ------------------         ----------  ----------
Operating income before non-recurring
    transition/restructuring costs                               60.5               (35.8)                 1.7        (1.0)
Non-recurring transition/restructuring costs                     17.7                40.5                  0.5         1.1
                                                        -----------------  ------------------         ----------  ----------
Operating income/ (loss)                                         42.8               (76.3)                 1.2        (2.1)
Interest expense, net                                           (37.7)              (13.0)                (1.1)       (0.4)
Other income / (expense)                                         (3.3)                1.1                 (0.1)        0.0
                                                        -----------------  ------------------         ----------  ----------
Net Income / (loss) before taxes                                  1.8               (88.2)                 -          (2.5)
Income tax provision / (benefit)                                  3.8               (18.8)                 0.1        (0.5)
                                                        -----------------  ------------------         ----------  ----------
Net loss before extraordinary charges                            (2.0)              (69.4)                (0.1)       (2.0)
                                                        -----------------  ------------------         ----------------------
Extraordinary charges, net of tax                                 -                  (1.6)                 -           -
                                                        -----------------                             ----------  ----------
                                                                           ------------------
Net loss                                                $          (2.0)   $       (71.0)                 (0.1)%      (2.0)%
                                                                           ==================
                                                        =================                             ==========  ==========

Loss per share:
         Basic                                          $        (0.04)    $         (1.57)
         Diluted                                        $        (0.04)    $         (1.57)
Weighted average shares:
         Basic                                                   45.1                45.1
         Diluted                                                 45.4                45.1

                                                           Twelve months ended December 31,
                                                         --------------------------------------
    Other Data                                                  2000               1999                   % Change
  ------------------------------------------------------ --------------------------------------          ------------
    Vehicle net depreciation, interest and other         $       1,346.5    $      1,345.3                    0.1%
    Non-vehicle depreciation and amortization                      112.8               91.0                  24.0%
    Capital Expenditures                                            79.4              192.7                 -58.8%

    Balance Sheet Data
  ------------------------------------------------------
    Cash                                                 $                  $
                                                                    21.4               17.4
    Restricted cash                                                321.9              155.3
    Vehicles, net                                                4,451.4            4,501.3
    Vehicle debt                                                 4,228.9            4,531.6
    Other debt                                                     276.7              107.4
    Shareholders' equity                                           892.6              726.6
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                                                                                 ANC Rental Corporation
                                                                 Divisional Information - Supplemental Data (Unaudited)

                                                          -------------------------------------------------------------
                                                                    For the three months ended December 31,
                                                          -------------------------------------------------------------

NORTH AMERICA                                                   2000                 1999                % Change
                                                          -----------------    -----------------    -------------------

     Revenue

     Alamo                                                   $    311.4            $    316.3              -1.5%
     National                                                     345.2                 352.5              -2.1%
                                                          -----------------    -----------------    -------------------
     Total Revenue(1)                                        $    656.6            $    668.8              -1.8%

     Key Operating Statistics-North America

     Alamo revenue per day                                  $      34.79           $   36.12               -3.7%
     National revenue per day                                      37.37               39.44               -5.2%
                                                          -----------------    -----------------    -------------------
     Total North American revenue per day                   $      36.09           $   37.77               -4.4%

     Alamo charge days (1)                                          8.9                 8.8                 2.2%
     National charge days (1)                                       9.0                 8.6                 4.0%
                                                          -----------------    -----------------    -------------------
     Total North American charge days (1)                          17.9                17.4                 3.1%

     North American utilization                                    77.2%               76.8%                0.4%


ALAMO LOCAL MARKET                                              2000                 1999                % Change
                                                          -----------------    -----------------    -------------------

     Revenue (1)                                             $     67.5          $     74.5                -9.4%

     Key Operating Statistics-Alamo Local Market

     Revenue per day                                         $     26.54         $     24.98                6.2%
     Charge days (1)                                                2.5                 3.0               -14.7%
     Utilization                                                   76.5%               79.8%               -3.3%

INTERNATIONAL                                                   2000                 1999                % Change
                                                          -----------------    -----------------    -------------------

     Revenue (1)                                             $     81.0          $     92.0               -12.0%

     Key Operating Statistics-International

     Revenue per day                                         $     33.30         $     37.73              -11.7%
     Revenue per day, net of foreign exchange                $     37.76         $     37.73                0.1%
     translation
     Charge days (1)                                                2.4                 2.4                -1.2%
     Utilization                                                   72.9%               69.5%                3.4%


Notes:

(1)  amounts reflected in millions


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